Exhibit 10.1

SIXTH AMENDMENT TO THE
PURCHASE AND SALE AGREEMENT AND WAIVER

This SIXTH AMENDMENT TO THE PURCHASE AND SALE AGREEMENT AND WAIVER (this “Amendment”), dated as of December 29, 2023, is entered into by and among the following parties:

(i)
BRIGHTVIEW LANDSCAPES, LLC, as Servicer (in such capacity, the “Servicer”) and an Originator;
(ii)
U. S. Lawns, Inc., as an Originator;
(iii)
BRIGHTVIEW CHARGERS, INC., as an Originator (together with U. S. Lawns, Inc., the “Exiting Originators” and each, an “Exiting Originator”);
(iv)
THE VARIOUS PARTIES LISTED ON THE SIGNATURE PAGES HERETO, as Remaining Originators (collectively, the “Remaining Originators” and each, a “Remaining Originator”);
(v)
BRIGHTVIEW FUNDING LLC, as Buyer (the “Buyer”);
(vi)
BRIGHTVIEW HOLDINGS, INC., as Performance Guarantor (the “Performance Guarantor”);
(vii)
PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent (in such capacity, the “Administrative Agent”), as a Lender, as an LC Participant, and as the LC Bank; and
(viii)
MUFG BANK, LTD., as a Lender and as an LC Participant.

Capitalized terms used but not otherwise defined herein (including such terms used above) have the respective meanings assigned thereto in the PSA and RFA described below.

BACKGROUND

A.
The Servicer, the Exiting Originators, the Remaining Originators and the Buyer are parties to the Purchase and Sale Agreement, dated as of April 28, 2017 (as amended by the First Amendment to the Purchase and Sale Agreement and Omnibus Amendment to the Subordinated Notes, dated as of February 15, 2018, the Second Amendment to the Purchase and Sale Agreement, dated as of September 30, 2020, the Third Amendment to the Purchase and Sale Agreement, dated as of September 30, 2020, the Fourth Amendment to the Purchase and Sale Agreement, dated as of November 23, 2020 and the Fifth Amendment to the Purchase and Sale Agreement, dated as of December 21, 2021, as further amended, restated, supplemented or otherwise modified through the date hereof, the “PSA”).

Sixth Amendment to Purchase and Sale Agreement and Waiver (BrightView)

B.
The Servicer, the Buyer, as borrower, the Administrative Agent, the Lenders, the LC Participants and the LC Bank are parties to the Receivables Financing Agreement, dated as of April 28, 2017 (as amended, restated, supplemented or otherwise modified through the date hereof, the “RFA”).
C.
The Performance Guarantor and the Administrative Agent are parties to the Performance Guaranty, dated as of April 28, 2017 (as amended, restated, supplemented or otherwise modified through the date hereof, the “Performance Guaranty”)
D.
Each Exiting Originator desires to no longer be party to the PSA as an Originator thereunder effective as of the date hereof.
E.
On or about November 3, 2023, Baytree, Inc. (“Baytree”), which was an Originator party to the PSA at such time, was dissolved in contravention of Sections 5.1 and 6.1(c) of the PSA (the “Subject Breach”).
F.
The Subject Breach has resulted in an Event of Default and Purchase and Sale Termination Event (such Event of Default, Purchase and Sale Termination Event or any failure to give notice thereof and any breach of a representation, warranty, certification or statement regarding the absence of any Event of Default, Unmatured Event of Default, Purchase and Sale Termination Event or Unmatured Purchase and Sale Termination Event, in each case, solely to the extent arising from the Subject Breach, the “Subject Event”).
G.
The Buyer, the Servicer, the Originators and the Performance Guarantor have requested that the Administrative Agent, the LC Bank, the Lenders and the LC Participants (collectively, the “Waiving Parties”) waive the occurrence of the Subject Event on the terms and subject to the conditions set forth herein.
H.
The parties to the PSA desire to amend the PSA as set forth herein, and the Waiving Parties are willing to consent to such amendment.

NOW, THEREFORE, with the intention of being legally bound hereby, and in consideration of the mutual undertakings expressed herein, each party to this Amendment hereby agrees as follows:

SECTION 2.
Amendments to the PSA. The PSA is hereby amended as follows:
(a)
Schedule I of the PSA is hereby replaced in its entirety with the schedule attached hereto as Schedule I.
(b)
Schedule II of the PSA is hereby replaced in its entirety with the schedule attached hereto as Schedule II.
(c)
Schedule III of the PSA is hereby replaced in its entirety with the schedule attached hereto as Schedule III.

2	Sixth Amendment to Purchase and Sale Agreement and Waiver (BrightView)

SECTION 3.
Release of Exiting Originators. The parties hereto hereby agree that upon the effectiveness of this Amendment, each Exiting Originator shall no longer (a) be a party to the PSA or any other Transaction Document and shall no longer have any obligations or rights thereunder (other than such obligations which by their express terms survive termination of the PSA or such other Transaction Document) and (b) sell any Receivables or Related Rights to the Buyer pursuant to the PSA or otherwise.
SECTION 4.
Delegation and Assumption of Exiting Originators’ and Baytree’s Obligations. Effective immediately prior to the removal of each Exiting Originator as a party to the PSA pursuant to Section 2 above, each Exiting Originator hereby delegates to the Remaining Originators, and the Remaining Originators, jointly and severally, hereby assume all of each Exiting Originator’s duties, obligations and liabilities, if any, under the PSA and each of the other Transaction Documents. The Remaining Originators, jointly and severally, hereby assume all of Baytree’s duties, obligations and liabilities, to the extent if any, under the PSA and each of the other Transaction Documents.
SECTION 5.
Cancellation of Subordinated Notes. Each Exiting Originator represents and warrants to the other parties hereto that it (a) currently holds the Subordinated Note made by the Buyer to such Exiting Originator (an “Exiting Originator Note”) and (b) has not sold, pledged, assigned, or otherwise transferred such Exiting Originator Note or any interest therein. Each Exiting Originator acknowledges and agrees that all the Buyer’s outstanding obligations (including, without limitation, any payment obligations) under the applicable Exiting Originator Note have been finally and fully paid and performed on or prior to the date hereof. Each Exiting Originator Note is hereby cancelled and shall have no further force or effect. The Buyer, the Servicer, the Originators and the Performance Guarantor represent and warrant that (a) the Buyer has never made any borrowings under the Subordinated Note made by the Buyer to Baytree (the “Baytree Note”), (b) the Buyer has no unpaid obligations or liabilities under the Baytree Note, (c) the Baytree Note has been cancelled and discharged and (d) Baytree has not sold, pledged, assigned, or otherwise transferred the Baytree Note or any interest therein.
SECTION 6.
Consent to Assignment Agreement. The parties hereto consent to the Buyer and U. S. Lawns, Inc. entering into the Assignment Agreement in the form of Exhibit A hereto.
SECTION 7.
Authorization to File Financing Statement. Upon the effectiveness of this Amendment, U. S. Lawns, Inc. and the Buyer hereby authorize the Administrative Agent to file (at the expense of the Buyer) one or more UCC-3 terminations in the form of Exhibit B hereto.
SECTION 8.
Waiver; Limitations; Certain Agreements.
(a)
Subject to the terms and conditions set forth herein, the Waiving Parties hereby waive the occurrence of the Subject Event.
(b)
Notwithstanding anything to the contrary herein or in any Transaction Document, by executing this Agreement, the Waiving Parties are not now waiving, nor has any Waiving Party agreed to waive in the future, the breach of (or any rights and remedies related to the breach of)

3	Sixth Amendment to Purchase and Sale Agreement and Waiver (BrightView)

any provisions of the PSA, the RFA, the Performance Guaranty or any other Transaction Document other than the Subject Event as strictly described herein. Each Waiving Party hereby specifically reserves any and all rights, remedies and claims it has with respect to any other breach of the provisions of the PSA, the RFA, the Performance Guaranty or any other Transaction Document (other than the Subject Event as strictly described herein) that may occur at any time. Each Waiving Party expressly reserves any and all rights, claims and remedies that it has or may have against the Buyer, the Servicer, the Originators, the Performance Guarantor or any other Person under the PSA, the RFA, the Performance Guaranty any other Transaction Document or any applicable law or otherwise.
(c)
Without limiting the generality of the foregoing and for the avoidance of doubt, no Waiving Party is hereby waiving or releasing, nor has it agreed to waive or release in the future, any right or claim to indemnification or reimbursement by, or damages from, the Buyer, the Servicer, the Originators, the Performance Guarantor or any other Person under any Transaction Document, including without limitation, for any liability, obligation, loss, damage, penalty, judgment, settlement, cost, expense or disbursement resulting or arising directly or indirectly from Subject Event or otherwise.
SECTION 9.
Representations and Warranties of the Originators and Servicer. The Buyer, the Originators, the Servicer and the Performance Guarantor each hereby represent and warrant to each of the parties hereto as of the date hereof as follows:
(a)
Representations and Warranties. The representations and warranties made by it in the Transaction Documents (as amended or waived hereby) to which it is a party are true and correct as of the date hereof.
(b)
Enforceability. The execution and delivery by it of this Amendment, and the performance of its obligations under this Amendment and the other Transaction Documents (as amended or waived hereby) to which it is a party are within its organizational powers and have been duly authorized by all necessary action on its part, and this Amendment and the other Transaction Documents (as amended or waived hereby) to which it is a party are (assuming due authorization and execution by the other parties thereto) its valid and legally binding obligations, enforceable in accordance with its terms, except (x) the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws from time to time in effect relating to creditors’ rights, and (y) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.
(c)
No Event of Default; No Purchase and Sale Termination Event. No Event of Default, Unmatured Event of Default, Purchase and Sale Termination Event or Unmatured Purchase and Sale Termination Event has occurred and is continuing (except to the extent waived hereby), or would occur as a result of this Amendment or the transactions contemplated hereby.
(d)
No Baytree-Originated Pool Receivables. As of the date hereof, the Receivables Pool does not include any Receivables originated by Baytree.

4	Sixth Amendment to Purchase and Sale Agreement and Waiver (BrightView)

SECTION 10.
Effect of Amendment; Ratification. All provisions of the Transaction Documents, as expressly amended, waived and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the PSA (or in any other Transaction Document) to “this Purchase and Sale Agreement”, “this Agreement”, “hereof”, “herein” or words of similar effect referring to the PSA shall be deemed to be references to the PSA as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the PSA or any other Transaction Document other than as set forth herein. The PSA, the RFA, the Performance Guaranty, in each case, as amended or waived by this Amendment, are hereby ratified and confirmed in all respects.
SECTION 11.
Effectiveness. This Amendment shall become effective, as of the date hereof, upon the Administrative Agent’s receipt of:
(a)
counterparts to this Amendment executed by each of the parties hereto; and
(b)
counterparts to the Assignment Agreement executed by each of the parties thereto.
SECTION 12.
Severability. Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
SECTION 13.
Transaction Document. This Amendment shall be a Transaction Document for all purposes.
SECTION 14.
Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or e-mail transmission shall be effective as delivery of a manually executed counterpart hereof. The words “execution”, “executed”, “signed”, “signature”, and words of like import in this Amendment shall be deemed to include electronic signatures or electronic records, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
SECTION 15.
GOVERNING LAW AND JURISDICTION.
(a)
THIS AMENDMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO ANY OTHER CONFLICTS OF LAW PROVISIONS THEREOF).

5	Sixth Amendment to Purchase and Sale Agreement and Waiver (BrightView)

(b)
EACH PARTY HERETO HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF ANY NEW YORK STATE OR FEDERAL COURT SITTING IN NEW YORK CITY, NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT, AND EACH PARTY HERETO HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. THE PARTIES HERETO HEREBY IRREVOCABLY WAIVE, TO THE FULLEST EXTENT THEY MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING. THE PARTIES HERETO AGREE THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.
SECTION 16.
Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, any other Transaction Document or any provision hereof or thereof.
SECTION 17.
Reaffirmation. After giving effect to this Amendment and the transactions contemplated by this Amendment, all of the provisions of the Performance Guaranty shall remain in full force and effect and the Performance Guarantor hereby ratifies and affirms the Performance Guaranty and acknowledges that the Performance Guaranty has continued and shall continue in full force and effect in accordance with its terms.
SECTION 18.
Collections Owing to U. S. Lawns, Inc. From and after the date hereof, the parties hereto hereby agree that all account debtors with respect to receivables owing to U. S. Lawns, Inc. shall be directed to make payments of any collections on such receivables to a deposit account other than a Collection Account.

[Signature Pages Follow]

6	Sixth Amendment to Purchase and Sale Agreement and Waiver (BrightView)

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

BRIGHTVIEW FUNDING LLC, a Delaware limited liability company, as Buyer

By:_/s/ Jonathan Gottsegen____________________

Name: Jonathan Gottsegen

Title: Vice President and Secretary

BRIGHTVIEW LANDSCAPES, LLC, a Delaware limited liability company, as Servicer and a Remaining Originator

By:_/s/ Robert Tyler_________________________

Name: Robert Tyler

Title: Assistant Treasurer

Brightview Chargers, Inc., a Delaware corporation, as an Exiting Originator

By:_/s/ Jonathan Gottsegen____________________

Name: Jonathan Gottsegen

Title: Secretary

Sixth Amendment to

Purchase and Sale Agreement and Waiver

(BrightView)

Brightview Enterprise Solutions, LLC, a Florida limited liability company, as a Remaining Originator

By:_/s/ Jonathan Gottsegen____________________

Name: Jonathan Gottsegen

Title: Secretary, Executive Vice President and Chief Legal Officer

Brightview Landscape Services, Inc., an Arizona corporation, as a Remaining Originator

By:_ /s/ Jonathan Gottsegen___________________

Name: Jonathan Gottsegen

Title: Secretary

Brightview Landscape Services, Inc., a California corporation, as a Remaining Originator

By:_ /s/ Jonathan Gottsegen___________________

Name: Jonathan Gottsegen

Title: Secretary

Brightview Landscape Services, Inc., a Colorado corporation, as a Remaining Originator

By:_ /s/ Jonathan Gottsegen___________________

Name: Jonathan Gottsegen

Title: Secretary

Sixth Amendment to

Purchase and Sale Agreement and Waiver

(BrightView)

Brightview Landscape Services, Inc., a Florida corporation, as a Remaining Originator

By:_ /s/ Jonathan Gottsegen___________________

Name: Jonathan Gottsegen

Title: Secretary

Brightview Landscape Services, INC., a Georgia corporation, as a Remaining Originator

By:_ /s/ Jonathan Gottsegen___________________

Name: Jonathan Gottsegen

Title: Secretary

Brightview Landscape Services, Inc., a Nevada corporation, as a Remaining Originator

By:_ /s/ Jonathan Gottsegen___________________

Name: Jonathan Gottsegen

Title: Secretary

Brightview Landscape Services, Inc., a Texas corporation, as a Remaining Originator

By:_ /s/ Jonathan Gottsegen___________________

Name: Jonathan Gottsegen

Title: Secretary

Sixth Amendment to

Purchase and Sale Agreement and Waiver

(BrightView)

Brightview Landscape Development, Inc., a California corporation, as a Remaining Originator

By:_/s/ Tomas Kuehn________________________

Name: Tomas Kuehn

Title: Secretary

Brightview Golf Maintenance, Inc., a California corporation, as a Remaining Originator

By:_ /s/ Jonathan Gottsegen___________________

Name: Jonathan Gottsegen

Title: Secretary

Brightview Tree Care Services, Inc., a California corporation, as a Remaining Originator

By:_ /s/ Jonathan Gottsegen___________________

Name: Jonathan Gottsegen

Title: Secretary

GTI 1, INC., a Nevada corporation, as a Remaining Originator

By:_ /s/ Jonathan Gottsegen___________________

Name: Jonathan Gottsegen

Title: Secretary

U. S. Lawns, Inc., a Florida corporation, as an Exiting Originator

By:_ /s/ Jonathan Gottsegen___________________

Name: Jonathan Gottsegen

Title: Secretary

Sixth Amendment to

Purchase and Sale Agreement and Waiver

(BrightView)

PNC BANK, NATIONAL ASSOCIATION,
as the Administrative Agent

By:_/s/ Chris Blaney_________________________

Name: Chris Blaney

Title: Senior Vice President

PNC BANK, NATIONAL ASSOCIATION,
as a Lender and the LC Bank

By:_/s/ Chris Blaney_________________________

Name: Chris Blaney

Title: Senior Vice President

MUFG BANK, LTD.
as a Lender

By:_/s/ Eric Williams________________________

Name: Eric Williams

Title: Managing Director

Sixth Amendment to

Purchase and Sale Agreement and Waiver

(BrightView)

ACKNOWLEDGED AND AGREED TO BY:

BRIGHTVIEW HOLDINGS, INC.,
as the Performance Guarantor and on behalf of its wholly-owned subsidiary, Baytree, Inc.

By:_ /s/ Jonathan Gottsegen___________________

Name: Jonathan Gottsegen

Title: Secretary, Executive Vice President

and Chief Legal Officer

Sixth Amendment to

Purchase and Sale Agreement and Waiver

(BrightView)

Schedule I

LIST AND LOCATION OF EACH ORIGINATOR

Originator	Location
BrightView Landscapes, LLC	Delaware
BrightView Enterprise Solutions, LLC	Florida
BrightView Landscape Services, Inc.	Arizona
BrightView Landscape Services, Inc.	California
BrightView Landscape Services, Inc.	Colorado
BrightView Landscape Services, Inc.	Florida
BrightView Landscape Services, Inc.	Georgia
BrightView Landscape Services, Inc.	Nevada
BrightView Landscape Services, Inc.	Texas
BrightView Landscape Development, Inc.	California
BrightView Golf Maintenance, Inc.	California
BrightView Tree Care Services, Inc.	California
gti 1, Inc.	Nevada

Schedule I-1 Sixth Amendment to

Purchase and Sale Agreement and Waiver

(BrightView)

Schedule II

LOCATION OF BOOKS AND RECORDS OF ORIGINATORS

Originator	Location of Books and Records
BrightView Landscapes, LLC	980 Jolly Road Blue Bell, Pennsylvania 19422
BrightView Enterprise Solutions, LLC	980 Jolly Road Blue Bell, Pennsylvania 19422
BrightView Landscape Services, Inc.	980 Jolly Road Blue Bell, Pennsylvania 19422
BrightView Landscape Services, Inc.	980 Jolly Road Blue Bell, Pennsylvania 19422
BrightView Landscape Services, Inc.	980 Jolly Road Blue Bell, Pennsylvania 19422
BrightView Landscape Services, Inc.	980 Jolly Road Blue Bell, Pennsylvania 19422
BrightView Landscape Services, Inc.	980 Jolly Road Blue Bell, Pennsylvania 19422
BrightView Landscape Services, Inc.	980 Jolly Road Blue Bell, Pennsylvania 19422
BrightView Landscape Services, Inc.	980 Jolly Road Blue Bell, Pennsylvania 19422
BrightView Landscape Development, Inc.	980 Jolly Road Blue Bell, Pennsylvania 19422
BrightView Golf Maintenance, Inc.	980 Jolly Road Blue Bell, Pennsylvania 19422
BrightView Tree Care Services, Inc.	980 Jolly Road Blue Bell, Pennsylvania 19422
GTI 1, Inc.	980 Jolly Road Blue Bell, Pennsylvania 19422

Schedule II-1 Sixth Amendment to

Purchase and Sale Agreement and Waiver

(BrightView)

Schedule III

TRADE NAMES

BrightView Landscapes, LLC • BrightView
BrightView Enterprise Solutions, LLC • BrightView
BrightView Landscape Services, Inc. • BrightView
BrightView Landscape Services, Inc. • BrightView
BrightView Landscape Services, Inc. • BrightView
BrightView Landscape Services, Inc. • BrightView
BrightView Landscape Services, Inc. • BrightView
BrightView Landscape Services, Inc. • BrightView
BrightView Landscape Services, Inc. • BrightView
BrightView Landscape Development, Inc. • BrightView
BrightView Golf Maintenance, Inc. • BrightView
BrightView Tree Care Services, Inc. • BrightView
GTI 1, Inc. • BrightView

Schedule III-1

Second Amendment to

Purchase and Sale Agreement and Waiver

(BrightView)

EXHIBIT A

[Form of Assignment Agreement]

Exhibit A

Second Amendment to

Purchase and Sale Agreement and Waiver

(BrightView)

EXHIBIT B

[Form of UCC-3 Termination Statement]

Schedule B Sixth Amendment to

Purchase and Sale Agreement (BrightView)